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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 1998
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


         Ohio                 1-4851                      34-0526850
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   (State or other       (Commission File      (IRS Employer Identification No.)
   jurisdiction of            Number)
   incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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              (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:           Other Events.
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         On November 6, 1998, The Sherwin-Williams Company issued a press release announcing that Thomas A. Commes, President and Chief Operating Officer and a member of the Board of Directors of Sherwin-Williams, intends to retire in the Spring of 1999. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7:           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
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(c)      Exhibits

         Exhibit No.   Exhibit Description
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         99            Press Release of Sherwin-Williams dated November 6, 1998.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE SHERWIN-WILLIAMS COMPANY


November 9, 1998                   By:  /s/ L. E. Stellato
                                      ----------------------------------------
                                         L.E. Stellato
                                         Vice President, General Counsel and
                                         Secretary




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                                  EXHIBIT INDEX
                                  -------------


   EXHIBIT NO.      EXHIBIT DESCRIPTION
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         99         Press Release of Sherwin-Williams dated November 6, 1998.




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